                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 5(l)

------------------------------------------------------------------------------------------------------------------------------------
MetLife Insurance Company of Connecticut                                                               SYSTEMATIC WITHDRAWAL PROGRAM
MetLife Life and Annuity Company of Connecticut
One Cityplace - Hartford, CT 06103-3415                                                                   METLIFE RETIREMENT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
PURPOSE OF REQUEST:             [ ] Initiate Program             [ ] Change Current Instructions             [ ] Cancel Program
------------------------------------------------------------------------------------------------------------------------------------
OWNER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Owner Name                                                        Owner SS#

_______________________________________________________________   __________________________________________________________________

Account Number (Existing accounts only) _______________________________
------------------------------------------------------------------------------------------------------------------------------------
PROGRAM INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
-    A minimum Contract Value of $15,000 is required to start the program. The minimum withdrawal amount is $100.

-    A request to enroll in the Systematic Withdrawal Program (SWP) must be received at Our Home Office at least five business days prior to the date of the first withdrawal.

-    Only one SWP may be active per account.
------------------------------------------------------------------------------------------------------------------------------------
PROGRAM INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
-    Frequency of Withdrawal          [ ] Monthly          [ ] Quarterly          [ ] Semi-Annual          [ ] Annual

-    Date of first withdrawal (Do not choose a day later than the 28th):   __________/__________/__________
                                                                                     (MM/DD/YYYY)

The date of first withdrawal also determines the "day" on which funds will be withdrawn from your annuity account each month. Please allow 2 business days for direct deposit and 5-7 days for mailed checks. If the day of withdrawal falls on a weekend or holiday, the withdrawal will be made on the next business day.
------------------------------------------------------------------------------------------------------------------------------------
CHOOSE EITHER OPTION 1 OR 2 BELOW:

[ ]  OPTION 1: Withdraw a specific amount over the withdrawal frequency selected above. Total amount of withdrawal: $__________

          CHOOSE ONE OF THE FOLLOWING WITHDRAWAL OPTIONS:

               [ ]  Surrender on a pro rata basis from all active investment options.

               [ ]  Surrender from each of the investment options noted on page 2, in the amounts indicated.

[ ]  OPTION 2: Withdraw only the available Free Withdrawal Amount (FWA) over the frequency selected above. The available FWA is calculated annually as of the contract anniversary date (refer to your product prospectus/disclosure for details).
               This will result in an increase or decrease in the payment amount.

          CHOOSE ONE OF THE FOLLOWING WITHDRAWAL OPTIONS:

               [ ]  Surrender on a pro rata basis from all active investment options.

               [ ]  Surrender on a pro rata basis from each of the investment options on page 2 marked with an "X" in the "$"
                    column.

     NOTE:

          -    Option 2 will be canceled if a subsequent request is received to change the withdrawal amount to an amount other than the FWA.

          -    If any withdrawal depletes the FWA in the current contract year, the systematic withdrawal program will be suspended for the balance of the contract year and restarted after the next contract anniversary.
------------------------------------------------------------------------------------------------------------------------------------
                                                  SEE PAGE 2 FOR INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------


L-19066SWP         (BAR CODE)         ORDER # L-19244         1 of 3; Rev. 11/06

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS

NOTE: Investment options shown below with an asterisk (*) may not be available to all contracts. For more information, call your representative or our Customer Service Center.
------------------------------------------------------------------------------------------------------------------------------------
NAME                                         CODE       AMT       NAME                                            CODE       AMT
------------------------------------------------------------------------------------------------------------------------------------
AIM VI Core Equity Fund*                      AA    $__________   Legg Mason Partners Variable Total Return
American Funds Global Growth Fund             IL    $__________   Portfolio*                                       AE    $__________
American Funds Growth Fund                    IG    $__________   Lord Abbett Bond Debenture Portfolio             AF    $__________
American Funds Growth-Income Fund             II    $__________   Lord Abbett Growth and Income Portfolio          HL    $__________
Batterymarch Mid-Cap Stock Portfolio          1M    $__________   Lord Abbett Growth and Income Series Fund -
BlackRock Aggressive Growth Portfolio         DQ    $__________   Class VC                                         FK    $__________
BlackRock Bond Income Portfolio               4W    $__________   Lord Abbett Mid-Cap Value Series Fund -
BlackRock Large-Cap Core Portfolio            DR    $__________   Class VC                                         FL    $__________
BlackRock Money Market Portfolio              1K    $__________   Met/AIM Capital Appreciation Portfolio           KC    $__________
Credit Suisse Emerging Markets Portfolio*     AU    $__________   Met/AIM Small Cap Growth Portfolio               FY    $__________
Delaware VIP Small Cap Value Series           AP    $__________   MetLife Aggressive Allocation Portfolio          H9    $__________
Dreman Small-Cap Value Portfolio              F0    $__________   MetLife Conservative Allocation Portfolio        H5    $__________
Dreyfus VIF Appreciation Portfolio            DP    $__________   MetLife Conservative to Moderate Allocation
Dreyfus VIF Developing Leaders Portfolio      DS    $__________   Portfolio                                        H6    $__________
FI Large Cap Portfolio (Fidelity)             4G    $__________   MetLife Investment Diversified Bond Fund         OB    $__________
FI Value Leaders Portfolio (Fidelity)         4F    $__________   MetLife Investment International Stock Fund      OI    $__________
Fidelity VIP Contrafund(R) Portfolio          FT    $__________   MetLife Investment Large Company Stock Fund      OC    $__________
Fidelity VIP Dynamic Capital Appreciation                         MetLife Investment Small Company Stock Fund      OE    $__________
Portfolio*                                    D2    $__________   MetLife Moderate Allocation Portfolio            H7    $__________
Fidelity VIP Mid Cap Portfolio                D1    $__________   MetLife Moderate to Aggressive Allocation
Harris Oakmark International Portfolio        4C    $__________   Portfolio                                        H8    $__________
Janus Aspen Series Mid Cap Growth                                 MFS(R) Total Return Portfolio                    HT    $__________
Portfolio                                     JA    $__________   MFS(R) Value Portfolio                           BD    $__________
Janus Aspen Series Worldwide Growth                               Neuberger Berman Real Estate Portfolio           I3    $__________
Portfolio*                                    WW    $__________   Oppenheimer Global Equity Portfolio              IK    $__________
Janus Capital Appreciation Portfolio          US    $__________   PIMCO VIT Real Return Portfolio                  PR    $__________
Legg Mason Partners Managed Assets                                PIMCO VIT Total Return Portfolio                 PM    $__________
Portfolio                                     UA    $__________   Pioneer Fund Portfolio                           UP    $__________
Legg Mason Partners Variable Adjustable                           Pioneer Mid-Cap Value Portfolio                  FW    $__________
Rate Income Portfolio                         BI    $__________   Pioneer Strategic Income Portfolio               HP    $__________
Legg Mason Partners Variable Aggressive                           Putnam VT Discovery Growth Fund*                 OV    $__________
Growth Portfolio                              SG    $__________   Putnam VT International Equity Fund*             ON    $__________
Legg Mason Partners Variable All Cap                              Putnam VT Small Cap Value Fund                   OP    $__________
Portfolio                                     AD    $__________   Templeton Developing Markets Securities Fund     VQ    $__________
Legg Mason Partners Variable Appreciation                         Templeton Foreign Securities Fund                VG    $__________
Portfolio                                     1N    $__________   Third Avenue Small Cap Value Portfolio           IT    $__________
Legg Mason Partners Variable Dividend                             Van Kampen LIT Comstock Portfolio                NJ    $__________
Strategy Portfolio*                           G1    $__________   Van Kampen LIT Enterprise Portfolio*             NP    $__________
Legg Mason Partners Variable Equity Index                         Van Kampen LIT Strategic Growth Portfolio*       NY    $__________
Portfolio                                     GF    $__________   Wells Fargo VT Advantage Small/Mid Cap Value
Legg Mason Partners Variable Fundamental                          Fund*                                            AT    $__________
Value Portfolio*                              KR    $__________   Western Asset Management High Yield Bond
Legg Mason Partners Variable High Income                          Portfolio                                        UB    $__________
Portfolio                                     HH    $__________   Western Asset Management U.S. Government
Legg Mason Partners Variable International                        Portfolio                                        GV    $__________
All Cap Growth Portfolio*                     HI    $__________   Fixed Account (if available)                           $__________
Legg Mason Partners Variable Investors                                                                                   $__________
Portfolio                                     C2    $__________                                                          $__________
Legg Mason Partners Variable Large Cap                                                                   TOTAL:          $__________
Growth Portfolio                              AB    $__________
Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio*          P1    $__________
Legg Mason Partners Variable Small Cap
Growth Opportunities Portfolio                C9    $__________
Legg Mason Partners Variable Small Cap
Growth Portfolio*                             SS    $__________
Legg Mason Partners Variable Social
Awareness Stock Portfolio                     SA    $__________
------------------------------------------------------------------------------------------------------------------------------------
                                                     PLEASE READ AND SIGN PAGE 3
------------------------------------------------------------------------------------------------------------------------------------


L-19066SWP         (BAR CODE)         ORDER # L-19244         2 of 3; Rev. 11/06

------------------------------------------------------------------------------------------------------------------------------------
TAX WITHHOLDING ELECTION
------------------------------------------------------------------------------------------------------------------------------------
The distribution you receive is subject to 10% Federal Income Tax withholding and State Income Tax withholding, where applicable, unless you elect not to have withholding apply. Even if you elect not to have Federal and State Income Tax withheld, you are liable for payment of Federal Income Tax and State Income Tax, where applicable, on the taxable portion. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate. Please check one of the following. IF NO BOX IS CHECKED, WE WILL WITHHOLD ANY APPLICABLE TAXES.

[ ]  Check this box to have Federal Income Tax and State Income Tax, where applicable, withheld.

[ ]  Check this box if you elect NOT to have Federal Income Tax and State Income Tax, where applicable, withheld.
------------------------------------------------------------------------------------------------------------------------------------
72(T)/72(Q) DISTRIBUTIONS (complete if you would like to take distributions under IRC sections 72(t)/72(q)
------------------------------------------------------------------------------------------------------------------------------------
[ ]  NEW 72(T)/72(Q) DISTRIBUTION: I understand that if systematic payments begin prior to age 59 1/2, they cannot be modified for at least 5 years or until I reach age 59 1/2, whichever is later except under the one-time exception described below. If modified for any other reason, the IRS premature distribution tax penalty could be charged retroactively against all payments received.

[ ]  FOR 72(T)/72(Q) CHANGES TO CURRENT DISTRIBUTIONS ONLY: I understand that a one-time calculation change to the required minimum distribution method is allowed for distributions taken under 72(t)/72(q) and that this method must remain in effect for the remaining duration of 72(t)/72(q) payments. Accordingly, please change my current 72(t)/72(q) distribution method to the
     Required Minimum Distribution Method. I UNDERSTAND THAT METLIFE DOES NOT CALCULATE THE ANNUAL DISTRIBUTION AMOUNT UNDER THIS
     METHOD. I UNDERSTAND AND AGREE THAT I AM RESPONSIBLE FOR CALCULATING THE AMOUNT TO BE DISTRIBUTED EACH YEAR AND FOR PROVIDING
     THAT NUMBER TO METLIFE EACH YEAR.
------------------------------------------------------------------------------------------------------------------------------------
UNDER PENALTIES OF PERJURY I CERTIFY: 1) THAT THE NUMBER SHOWN ABOVE IS MY CORRECT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION
NUMBER; AND 2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO
BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
SUBJECT TO BACKUP WITHHOLDING; AND 3) I AM A U.S. CITIZEN OR A U.S. RESIDENT FOR TAX PURPOSES.
------------------------------------------------------------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.
------------------------------------------------------------------------------------------------------------------------------------


OWNER'S SIGNATURE                                                                                     DATE
                  ---------------------------------------------                                            -------------------------
------------------------------------------------------------------------------------------------------------------------------------
DIRECT DEPOSIT AUTHORIZATION (complete if you want your deposits transferred directly to your bank account)
------------------------------------------------------------------------------------------------------------------------------------
Bank Name                                                         Account Type

_______________________________________________________________   __________________________________________________________________
Bank Address                                                      Your Bank Account Number

_______________________________________________________________   __________________________________________________________________
City, State, Zip Code                                             Bank Routing Number

_______________________________________________________________   __________________________________________________________________
Bank Phone Number

_______________________________________________________________   __________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
-    Please include a voided check if a checking account is elected.

-    If your account is with a credit union, please check here. [ ]

-    If payment is to be deposited into the bank account of an alternate payee, please complete the following:

          Name of Alternate Payee: ___________________________________________________________________________

-    In the event of any overpayment by Us, the bank will debit your account and refund the overpayment directly to Us.

-    Please note that the processing for direct deposits will generally begin with your second systematic withdrawal payment.
------------------------------------------------------------------------------------------------------------------------------------
ALTERNATE PAYEE OR ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Please complete this section in full if you are not               Alternate Recipient: _____________________________________________
participating in Direct Deposit and withdrawals are to be paid
to other than Owner and/or mailed to an address other than        Street Address: __________________________________________________
address of record.
                                                                  City, State, Zip Code: ___________________________________________
------------------------------------------------------------------------------------------------------------------------------------
The Owner(s) agree and certify that the directions and authorizations contained herein will continue until written notice of any change or revocation is received by Us.
------------------------------------------------------------------------------------------------------------------------------------


OWNER'S SIGNATURE                                                                                     DATE
                  ---------------------------------------------                                            -------------------------
------------------------------------------------------------------------------------------------------------------------------------


L-19066SWP         (BAR CODE)         ORDER # L-19244         3 of 3; Rev. 11/06